Exhibit 99.1


                                           CONTACT:   Paul D. Baker
                                                      Comverse Technology, Inc.
                                                      170 Crossways Park Drive
                                                      Woodbury, New York 11797
                                                      (516) 677-7226


         COMVERSE TECHNOLOGY REPORTS THIRD QUARTER FISCAL 2003 RESULTS:
                 SALES OF $193,843,000, UP 15.7% YEAR-OVER-YEAR;
         GAAP LOSS PER SHARE OF $0.02, PRO FORMA LOSS PER SHARE OF $0.01


WOODBURY, NY, December 3, 2003 -- Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $193,843,000 for the third quarter of fiscal year 2003, ended October 31, 2003, an increase of 15.7% compared to sales of $167,469,000 for the third quarter of fiscal 2002, ended October 31, 2002. Net loss on a generally accepted accounting principles ("GAAP") basis for the third quarter of fiscal 2003 was $3,437,000 ($0.02 per share) compared to a net loss of $79,683,000
($0.43 per share) for the third quarter of fiscal 2002. Net loss on a pro forma basis was $1,570,000 ($0.01 per share) in the third quarter of fiscal 2003 and $25,290,000 ($0.13 per share) in the third quarter of fiscal 2002. A reconciliation between net loss on a GAAP basis and net loss on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statements of Operations.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "Each of our three major operating units achieved year-over-year revenue growth in the third quarter, and we once again generated positive operating cash flow. Our two telecom-focused units, Comverse, our network systems division, and Ulticom, both saw year-over-year sales growth, despite operating in a carrier capital spending environment that continues to be challenging. Our Verint Systems division achieved record sales and earnings, due primarily to an expansion in its activities relating to digital security and surveillance."

The Company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $2,103,944,000, working capital of $2,095,516,000, total assets of $2,669,349,000 and stockholders' equity of $1,644,783,000.


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
COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
December 3, 2003
Page Two


Financial highlights at and for the nine and three month periods ended October 31, 2003 and prior year comparisons are as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                       CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
                                             (In thousands, except per share data)

----------------------------------------------------------------------------------------------------------------------------------
                                                       Nine Months Ended                           Three Months Ended
                                                           (unaudited)                                 (unaudited)
                                            ------------------------------------------ -------------------------------------------
                                                 October 31,           October 31,          October 31,           October 31,
                                                    2002                  2003                 2002                  2003
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Sales                                                 $ 559,873            $ 562,863             $ 167,469             $ 193,843
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Cost of sales                                           255,634              244,366                84,512                82,669
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Research and development, net                           178,313              162,102                54,556                53,810
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Selling, general and administrative                     214,425              188,956                68,414                63,891
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Workforce reduction, restructuring and
impairment charges (credits)                             53,716                (233)                50,918                     -
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Loss from operations                                  (142,215)             (32,328)              (90,931)               (6,527)
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Interest and other income, net                           47,302               28,108                13,197                 4,978
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Loss before income tax provision                       (94,913)              (4,220)              (77,734)               (1,549)
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Income tax provision                                      4,423                6,094                 1,949                 1,888
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Net loss                                             $ (99,336)           $ (10,314)            $ (79,683)             $ (3,437)
------------------------------------------- --------------------- -------------------- --------------------- ---------------------

------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Loss per share:
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Diluted                                                $ (0.53)             $ (0.05)              $ (0.43)              $ (0.02)
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Basic                                                  $ (0.53)             $ (0.05)              $ (0.43)              $ (0.02)
------------------------------------------- --------------------- -------------------- --------------------- ---------------------

------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Weighted average shares:
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Diluted                                                 187,040              189,397               187,457               190,996
------------------------------------------- --------------------- -------------------- --------------------- ---------------------
Basic                                                   187,040              189,397               187,457               190,996
------------------------------------------- --------------------- -------------------- --------------------- ---------------------


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
COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
December 3, 2003
Page Three


Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

-----------------------------------------------------------------------------------------------------------------------------------
                                         PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                               (In thousands, except per share data)

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Nine Months Ended                           Three Months Ended
                                                           (unaudited)                                  (unaudited)
                                            ------------------------------------------- -------------------------------------------
                                                 October 31,           October 31,           October 31,           October 31,
                                                    2002                  2003                  2002                  2003
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Sales                                                 $ 559,873             $ 562,863             $ 167,469             $ 193,843
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Cost of sales                                           249,686               244,366                78,564                82,669
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Research and development, net                           178,313               162,102                54,556                53,810
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Selling, general and administrative                     214,425               188,956                68,414                63,891
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Loss from operations                                   (82,551)              (32,561)              (34,065)               (6,527)
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Interest and other income, net                           38,824                23,368                 9,860                 6,845
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Income (loss) before income tax provision              (43,727)               (9,193)              (24,205)                   318
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Income tax provision                                      2,398                 6,094                 1,085                 1,888
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Pro forma net loss                                   $ (46,125)            $ (15,287)            $ (25,290)             $ (1,570)
------------------------------------------- --------------------- --------------------- --------------------- ---------------------

------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Pro forma loss per share:
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Diluted                                                $ (0.25)              $ (0.08)              $ (0.13)              $ (0.01)
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Basic                                                  $ (0.25)              $ (0.08)              $ (0.13)              $ (0.01)
------------------------------------------- --------------------- --------------------- --------------------- ---------------------

------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Weighted average shares:
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Diluted                                                 187,040               189,397               187,457               190,996
------------------------------------------- --------------------- --------------------- --------------------- ---------------------
Basic                                                   187,040               189,397               187,457               190,996
-----------------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF GAAP BASIS NET LOSS TO PRO FORMA BASIS NET LOSS:
-----------------------------------------------------------------------------------------------------------------------------------
GAAP basis net loss                                   $ (99,336)             $ (10,314)          $ (79,683)              $ (3,437)
------------------------------------------- --------------------- ---------------------- ------------------- ----------------------
Adjustments:
------------------------------------------- --------------------- ---------------------- ------------------- ----------------------
Cost of sales - impairment charges*                       5,948                       -               5,948                      -
------------------------------------------- --------------------- ---------------------- ------------------- ----------------------
Workforce reduction, restructuring and
impairment charges (credits)                             53,716                   (233)              50,918                      -
------------------------------------------- --------------------- ---------------------- ------------------- ----------------------
Write-down of investments                                30,460                   5,481               4,099                  2,874
------------------------------------------- --------------------- ---------------------- ------------------- ----------------------
Gain on extinguishment of debt                          (38,938)               (10,221)             (7,436)                (1,007)
------------------------------------------- --------------------- ---------------------- ------------------- ----------------------
Income tax provision                                       2,025                      -                 864                      -
------------------------------------------- --------------------- ---------------------- ------------------- ----------------------
Pro forma basis net loss                              $ (46,125)             $ (15,287)          $ (25,290)              $ (1,570)
------------------------------------------- --------------------- ---------------------- ------------------- ----------------------


* Pertaining to the write-down of the value of certain inventory and the write-off of certain prepaid licenses for which there is no estimable future use.

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
COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
December 3, 2003
Page Four

-----------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL HIGHLIGHTS
                                                     (In thousands)

 Balance Sheet Data:
-----------------------------------------------------------------------------------------------------------------------
                                                                 January 31,                     October 31,
ASSETS                                                               2003                           2003
------                                                                                           (unaudited)

-----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
-----------------------------------------------------------------------------------------------------------------------
     Cash and cash equivalents                                          $ 1,402,783                       $ 1,293,795
-------------------------------------------------------- ---------------------------- ---------------------------------
     Bank time deposits and short-term investments                          406,089                           810,149
-------------------------------------------------------- ---------------------------- ---------------------------------
     Accounts receivable, net                                               212,953                           190,329
-------------------------------------------------------- ---------------------------- ---------------------------------
     Inventories                                                             40,015                            46,711
-------------------------------------------------------- ---------------------------- ---------------------------------
     Prepaid expenses and other current assets                               65,018                            57,438
-------------------------------------------------------- ---------------------------- ---------------------------------
TOTAL CURRENT ASSETS                                                      2,126,858                         2,398,422
-------------------------------------------------------- ---------------------------- ---------------------------------
PROPERTY AND EQUIPMENT, net                                                 146,380                           130,162
-------------------------------------------------------- ---------------------------- ---------------------------------
OTHER ASSETS                                                                130,421                           140,765
-------------------------------------------------------- ---------------------------- ---------------------------------

-------------------------------------------------------- ---------------------------- ---------------------------------
TOTAL ASSETS                                                            $ 2,403,659                       $ 2,669,349
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------
     Accounts payable and accrued expenses                                $ 260,810                         $ 257,416
-------------------------------------------------------- ---------------------------- ---------------------------------
     Advance payments from customers                                         53,496                            42,849
-------------------------------------------------------- ---------------------------- ---------------------------------
     Other current liabilities                                               46,045                             2,641
-------------------------------------------------------- ---------------------------- ---------------------------------
TOTAL CURRENT LIABILITIES                                                   360,351                           302,906
-------------------------------------------------------- ---------------------------- ---------------------------------
CONVERTIBLE DEBENTURES                                                      390,838                           544,913
-------------------------------------------------------- ---------------------------- ---------------------------------
OTHER LIABILITIES                                                            19,230                            19,134
-------------------------------------------------------- ---------------------------- ---------------------------------
TOTAL LIABILITIES                                                           770,419                           866,953
-------------------------------------------------------- ---------------------------- ---------------------------------
MINORITY INTEREST                                                            83,548                           157,613
-------------------------------------------------------- ---------------------------- ---------------------------------
STOCKHOLDERS' EQUITY                                                      1,549,692                         1,644,783
-------------------------------------------------------- ---------------------------- ---------------------------------
TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                                          $ 2,403,659                       $ 2,669,349
-------------------------------------------------------- ---------------------------- ---------------------------------

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
COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
December 3, 2003
Page Five


CONFERENCE CALL INFORMATION

A conference call to discuss the company's results will be conducted Wednesday, December 3, 2003, at 5:30 pm EST. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 4155515. A live webcast can be accessed at cmvt.com. The webcast will be available for replay for seven days.

ABOUT COMVERSE TECHNOLOGY, INC.

Comverse Technology, Inc. (NASDAQ: CMVT) is the world's leading provider of software and systems enabling network-based multimedia enhanced communications services. More than 400 wireless and wireline telecommunications network operators, in more than 100 countries, have selected Comverse's enhanced services systems and software, which enable the provision of revenue-generating value-added services including call answering with one-touch call return, short messaging services, IP-based unified messaging (voice, fax, and email in a single mailbox), 2.5G/3G multimedia messaging (MMS), wireless instant messaging, wireless information and entertainment services, voice-controlled dialing, messaging and browsing, prepaid wireless services, and additional personal communication services. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic solutions for communications interception, digital video security and surveillance, and enterprise business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling network software for wireless, wireline, and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company. For additional information, visit the Comverse Technology web site at www.cmvt.com.

Note: This release may contain forward-looking statements that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange

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COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
December 3, 2003
Page Six


Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. These documents are available through the company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.


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